Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment, Net	Property, Plant and Equipment, Net

The components of property, plant and equipment, net, are:

	December 31,
(in thousands)	2023	2022
Land	$199	$199
Building and improvements	8,105	8,168
Rental property	2,749	2,749
Software	17,175	12,393
Furniture and equipment	13,994	13,117
Construction in process	228	181
	42,450	36,807
Less accumulated depreciation	(26,926)	(24,047)
	$15,524	$12,760

The estimated useful lives of buildings and improvements and rental property are 15 to 40 years. The estimated useful lives of furniture and equipment range from three to eight years. The estimated useful life on software is three to five years. Depreciation expense was $2.8 million, $3.2 million, and $2.3 million, for the years ended December 31, 2023, 2022, and 2021, respectively.